UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2002-5 Home Equity Mortgage Pass-Through Certificates, Series 2002-5)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-34              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Washington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2002-5 Home Equity
Mortgage Pass-Through Certificates, Series 2002-5
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  March 27, 2003             By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on March 25, 2003



                    Credit Suisse First Boston, Series 2002-HEMT5
                                Statement to Certificate Holders
                                      March 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        95,285,000.00     87,357,097.87    4,054,092.25    124,762.92    4,178,855.17    0.00        0.00       83,303,005.62
A2        78,000,000.00     66,814,862.22    5,589,024.70     82,432.84    5,671,457.54    0.00        0.00       61,225,837.52
A3        39,000,000.00     39,000,000.00            0.00    139,750.00      139,750.00    0.00        0.00       39,000,000.00
A4        29,965,000.00     29,965,000.00            0.00    144,331.42      144,331.42    0.00        0.00       29,965,000.00
AR               100.00              0.00            0.00          0.00            0.00    0.00        0.00                0.00
M1        25,500,000.00     25,500,000.00            0.00     54,268.96       54,268.96    0.00        0.00       25,500,000.00
M2        19,500,000.00     19,500,000.00            0.00     57,424.79       57,424.79    0.00        0.00       19,500,000.00
B         12,750,000.00     12,750,000.00            0.00     52,917.81       52,917.81    0.00        0.00       12,750,000.00
P                100.00            100.00            0.00     20,495.89       20,495.89    0.00        0.00              100.00
TOTALS   300,000,200.00    280,887,060.09    9,643,116.95    676,384.63   10,319,501.58    0.00        0.00      271,243,943.14

AIO       30,000,000.00     25,712,908.54            0.00    149,991.97      149,991.97    0.00        0.00       23,804,622.47
X1       300,000,000.00    282,489,072.37            0.00          4.79            4.79    0.00        0.00      274,604,134.13
X2                 0.00              0.00            0.00          0.00            0.00    0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541NVL0      916.79800462     42.54701422        1.30936580      43.85638002     874.25099040      A1       1.836250 %
A2       22541NVM8      856.60079769     71.65416282        1.05683128      72.71099410     784.94663487      A2       1.586250 %
A3       22541NVN6    1,000.00000000      0.00000000        3.58333333       3.58333333   1,000.00000000      A3       4.300000 %
A4       22541NVP1    1,000.00000000      0.00000000        4.81666678       4.81666678   1,000.00000000      A4       5.780000 %
AR       22541NVR7        0.00000000      0.00000000        0.00000000       0.00000000       0.00000000      AR      10.222617 %
M1       22541NVS5    1,000.00000000      0.00000000        2.12819451       2.12819451   1,000.00000000      M1       2.736250 %
M2       22541NVT3    1,000.00000000      0.00000000        2.94486103       2.94486103   1,000.00000000      M2       3.786250 %
B        22541NVU0    1,000.00000000      0.00000000        4.15041647       4.15041647   1,000.00000000      B        5.336250 %
P        22541NVV8    1,000.00000000      0.00000000  ################ ################   1,000.00000000      P       10.222617 %
TOTALS                  936.28957611     32.14370174        2.25461393      34.39831567     904.14587437

AIO      22541NVQ9      857.09695133      0.00000000        4.99973233       4.99973233     793.48741567      AIO      7.000000 %
X1       22541NVW6      941.63024123      0.00000000        0.00001597       0.00001597     915.34711377      X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



Sec. 4.06(a)(i)        Principal Remittance Amount (Total)                                                         7,896,106.32
                       Group 1                                                                                     3,373,828.30
                       Group 2                                                                                     4,522,278.02

                       Scheduled Principal Payments (Total)                                                          246,742.00
                       Group 1                                                                                       114,603.75
                       Group 2                                                                                       132,138.25

                       Principal Prepayments (Total)                                                               7,331,912.16
                       Group 1                                                                                     3,144,138.58
                       Group 2                                                                                     4,187,773.58

                       Curtailments (Total)                                                                          306,053.65
                       Group 1                                                                                       113,288.58
                       Group 2                                                                                       192,765.07

                       Curtailment Interest Adjustments (Total)                                                          184.36
                       Group 1                                                                                            34.67
                       Group 2                                                                                           149.69

                       Repurchase Principal (Total)                                                                        0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

                       Substitution Amounts (Total)                                                                        0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

                       Net Liquidation Proceeds (Total)                                                                    0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

                       End of Pre-Funding Period Transfer (Total)                                                     11,168.08
                       Group 1                                                                                         1,764.45
                       Group 2                                                                                         9,403.63

                       Other Principal Adjustments (Total)                                                                46.07
                       Group 1                                                                                            -1.73
                       Group 2                                                                                            47.80

                       Gross Interest (Total)                                                                      2,681,803.43
                       Group 1                                                                                     1,030,394.72
                       Group 2                                                                                     1,651,408.71

                       Recoveries from Prior Loss Determinations (Total)                                                   0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

                       Reimbursements of Non-Recoverable Advances Previously Made (Total)                                350.50
                       Group 1                                                                                           170.00
                       Group 2                                                                                           180.50

                       Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                                0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                             13
                       Group 1                                                                                                4
                       Group 2                                                                                                9

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                    403,467.71
                       Group 1                                                                                       101,266.05
                       Group 2                                                                                       302,201.66

                       Amount of Prepayment Penalties Collected                                                       20,495.05
                       Group 1                                                                                         5,162.81
                       Group 2                                                                                        15,332.24

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding (Total)                                                      6,676
                       Group 1                                                                                            3,416
                       Group 2                                                                                            3,260

                       Beginning Aggregate Loan Balance (Total)                                                  252,134,727.00
                       Group 1                                                                                    98,178,089.03
                       Group 2                                                                                   153,956,637.97

                       Ending Number of Loans Outstanding (Total)                                                         7,308
                       Group 1                                                                                            3,757
                       Group 2                                                                                            3,551

                       Ending Aggregate Loan Balance (Total)                                                     274,593,066.05
                       Group 1                                                                                   107,325,802.51
                       Group 2                                                                                   167,267,263.54

Sec. 4.06(a)(v)        Servicing Fees (including Credit Risk Manager Fee - Total)                                    121,683.27
                       Group 1                                                                                        47,615.55
                       Group 2                                                                                        74,067.72

                       Trustee Fees (Total)                                                                            3,295.58
                       Group 1                                                                                         1,291.48
                       Group 2                                                                                         2,004.10

Sec. 4.06(a)(vii)      Current Advances (Total)                                                                             N/A
                       Group 1                                                                                              N/A
                       Group 2                                                                                              N/A

                       Outstanding Advances (Total)                                                                         N/A
                       Group 1                                                                                              N/A
                       Group 2                                                                                              N/A

Section 4.06(a)(viii)  Delinquent Mortgage Loans
                        Group 1
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                  18               609,416.67                  0.57 %
                       2 Month                  21               833,807.24                  0.78 %
                       3 Month                   2                94,849.10                  0.09 %
                       Total                    41             1,538,073.01                  1.44 %
                        Group 2
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                  54             2,490,474.31                  1.49 %
                       2 Month                  35             1,351,283.44                  0.81 %
                       3 Month                  17               628,459.84                  0.38 %
                        Total                  106             4,470,217.59                  2.68 %
                        Group Totals
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                  72             3,099,890.98                  1.13 %
                       2 Month                  56             2,185,090.68                  0.80 %
                       3 Month                  19               723,308.94                  0.26 %
                        Total                  147             6,008,290.60                  2.19 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           3              103,542.06                  0.10 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           6              287,367.06                  0.17 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           9              390,909.12                  0.14 %
                       * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %

                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %

Section 4.06(a)(xi)    REO Properties
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %

Section 4.06(a)(xii)   Current Realized Losses (Total)                                                                     0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

                       Cumulative Realized Losses (Total)                                                                  0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

Sec. 4.06 (a)(xiv)     Amount on Deposit in Pre-Funding Account (Total)                                                    0.00
                       Group 1                                                                                             0.00
                       Group 2                                                                                             0.00

Sec. 4.06 (a)(xiv)     Capitalized Interest Requirement (Total)                                                           36.01
                       Group 1                                                                                             5.69
                       Group 2                                                                                            30.32

Trigger Event          Trigger Event Occurrence (Effective January 2006)                                                     NO
                       (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                               0.55221 %
                       Sr. Enhancement Percentage x 18%                                                               4.01554 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00 %
                       Cumulative Loss Limit                                                                             5.75 %

O/C Reporting          Targeted Overcollateralization Amount                                                      11,250,007.50
                       Ending Overcollateralization Amount                                                         3,349,122.91
                       Ending Overcollateralization Deficiency                                                     7,900,884.59
                       Overcollateralization Release Amount                                                                0.00
                       Monthly Excess Interest                                                                     1,747,010.63
                       Payment to Class X-1                                                                                4.79





                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
